SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                    04/08/04
                Date of Report (Date of earliest event reported):

                                  SIMTROL, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-10927                  84-1104448

(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification Number)


     2200 NORCROSS PARKWAY                                      30071
       NORCROSS, GEORGIA                                      (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code: (770) 242-7566


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 9. REGULATION FD DISCLOSURE
        -------------------------

On April 8, 2004, Simtrol, Inc. issued a press release providing financial statement guidance for three years. A copy of the press release is attached as
Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 8, 2004

                                   Simtrol, Inc.


                                   By: /s/ Richard W. Egan
                                       -----------------------------------------
                                           Richard W. Egan
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION OF EXHIBIT
-------       ----------------------
99.1          Press release issued by Simtrol, Inc. dated April 8, 2004